Exhibit 99.2

CASE  NAME: Open Plan Systems, Inc.                                  CASH BASIS
CASE  NUMBER: 02-64657                                               02/13/95
JUDGE: Tice

                         UNITED STATES BANKRUPTCY COURT

                          EASTERN DISTRICT OF VIRGINIA

                                RICHMOND DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: JUNE 30, 2002*

* The Company filed on May 30, 2002. Therefore, the Company was only under the protection of bankruptcy for the last day of May (May 31, 2002). However, the court did not authorize use of cash collateral until June. Accordingly, there was little, if any, activity for the 31st day of May. Any activity for May 2002 is noted on the appropriate schedule.

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (CASH BASIS-1 THROUGH CASH BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/ Kathryn L. Tyler                Chief Financial Officer,Secretary, Treasurer
----------------------------------- --------------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE   TITLE
PARTY

Kathryn L. Tyler                    July 15, 2002
----------------------------------- --------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY   DATE

PREPARER:

/s/Kathryn L. Tyler                 Chief Financial Officer, Secretary,Treasurer
----------------------------------- --------------------------------------------
ORIGINAL  SIGNATURE  OF  PREPARER   TITLE

Kathryn L. Tyler                    July 15, 2002
----------------------------------- --------------------------------------------
PRINTED NAME OF PREPARER            DATE

CASE  NAME: Open Plan Systems, Inc.                                 CASH BASIS-1
CASE  NUMBER: 02-64657                                              02/13/95


CASH RECEIPTS AND                           MONTH            MONTH           MONTH     QUARTER
DISBURSEMENTS                              5/31/2002        6/30/2002                   TOTAL
-------------                              ---------        ---------      ---------    -----
1.   CASH - BEGINNING  OF  MONTH            343,142          353,608
RECEIPTS
2.   CASH  SALES
3.   ACCOUNTS  RECEIVABLE  COLLECTIONS       10,466          433,706
4.   LOANS  &  ADVANCES
5.   SALE  OF  ASSETS
6.   LEASE  &  RENTAL  INCOME
7.   WAGES
8.   OTHER  (ATTACH  LIST)                                    29,862
9.   TOTAL  RECEIPTS                         10,466          463,568
DISBURSEMENTS
10.  NET  PAYROLL                                            156,160
11.  PAYROLL TAXES PAID                                       50,457
12.  SALES,  USE  &  OTHER  TAXES  PAID                       18,436
13.  INVENTORY  PURCHASES                                    139,978
14.  MORTGAGE  PAYMENTS
15.  OTHER  SECURED  NOTE  PAYMENTS                            4,569
16.  RENTAL  &  LEASE  PAYMENTS                               43,400
17.  UTILITIES                                                 9,067
18.  INSURANCE
19.  VEHICLE  EXPENSES
20.  TRAVEL
21.  ENTERTAINMENT
22.  REPAIRS  &  MAINTENANCE                                      5
23.  SUPPLIES (warehouse expense)                             5,899
24.  ADVERTISING
25.  HOUSEHOLD  EXPENSES
26.  CHARITABLE  CONTRIBUTIONS
27.  GIFTS
28.  OTHER  (ATTACH  LIST)                                   133,580
29.  TOTAL  ORDINARY  DISBURSEMENTS               0          561,551
REORGANIZATION  EXPENSES
30.  PROFESSIONAL  FEES                                            0
31.  U.S.  TRUSTEE  FEES                                           0
32.  OTHER  (ATTACH  LIST)                                         0
33.  TOTAL  REORGANIZATION  EXPENSES                               0
34.  TOTAL  DISBURSEMENTS                         0          561,551
35.  NET  CASH FLOW                          10,466          (97,983)
36.  CASH - END OF MONTH                    353,608          255,625

CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-1
CASE  NUMBER: 02-64657                                             02/13/95

CASH RECEIPTS AND                         MONTH            MONTH        MONTH       QUARTER
DISBURSEMENTS                           6/30/2002                                    TOTAL
-------------                           ---------         --------     ---------     -----

RECEIPTS
8.   OTHER
     Refunds/Claims                        1,135
     Sublease payments                     8,239
     Cobra payments                        2,537
     Tax Refund                           17,938
     Interest income                          13
          Total                           29,862


CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-1
CASE  NUMBER: 02-64657                                             02/13/95

CASH  RECEIPTS  AND                          MONTH           MONTH            MONTH            QUARTER
DISBURSEMENTS                                6/30/2002                                         TOTAL
DISBURSEMENTS
28.   OTHER
      Installation                            44,692
      Freight                                 17,125
      Network/internet provider                2,670
      Employee reimbursements                  1,478
      Health insurance                        34,733
      Services                                 2,819
      UPS                                      1,272
      401(k)-Employee contribution             9,595
      Dealer commissions                       1,980
      Interest pymt on WachoviaLine of Credit 14,801
      Bank/credit card processing fees         2,415
           Total                             133,580


CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-1A
CASE  NUMBER: 02-64657                                             02/13/95

CASH DISBURSEMENTS DETAIL                                 MONTH: June 2002
(ATTACH ADDITIONAL SHEETS IF NECESSARY)
                                CASH  DISBURSEMENTS
      DATE         PAYEE                         PURPOSE                 AMOUNT
      ----         -----                         -------                 ------






      TOTAL  CASH  DISBURSEMENTS

                             BANK ACCOUNT DISBURSEMENTS
CHECK
NUMBER       DATE         PAYEE                  PURPOSE                 AMOUNT
------       ----         -----                  -------                 ------
SEE ATTACHED LISTING







      TOTAL BANK ACCOUNT DISBURSEMENTS                               561,549.80

TOTAL DISBURSEMENTS FOR THE MONTH                                    561,549.80

CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-1A
CASE  NUMBER: 02-64657                                             02/13/95

CASH DISBURSEMENTS DETAIL                               MONTH: June 2002
(ATTACH ADDITIONAL SHEETS IF NECESSARY)

                           BANK ACCOUNT DISBURSEMENTS

CHECK
NUMBER           DATE      PAYEE                                              PURPOSE                       AMOUNT
------           ----      -----                                              -------                       ------

060502FI         06/05/02  UNI111 / United Chair                              Case Goods                            301.02
060502GR         06/05/02  GRE121 / Great Openings                            Materials                          13,494.08
060502GU         06/05/02  GUI101 / Guilford of Maine Textile Reso            Materials                           6,465.15
060502KI         06/05/02  KIM101 / Kimball Office Furniture Group In         Case Goods                            417.34
060502MA         06/05/02  MAY105 / Maysteel Corp.                            Case Goods                          1,634.38
060502TR         06/05/02  TRE103 / Hector Trevino (9)011/528-1834685         Materials                             600.00
060502WA         06/05/02  WAT104 / Watkins Motor Lines, Inc.                 Freight                               902.43
60502FIR         06/05/02  AND102 / Anderson Hickey                           Case Goods                            158.24
10215807224      06/07/02  Wire for Direct Deposit/Taxes                      Payroll                            47,833.67
77213            06/07/02  BUI103 / Built Rite Services                       Install                             2,422.50
77214            06/07/02  GEO107 / Georgia Pacific                           Materials                           1,270.73
77215            06/07/02  GUA102 / Guardian                                  Health Insurance                    3,552.36
77216            06/07/02  GUI101 / Guilford of Maine Textile Reso            Materials                           4,311.63
77217            06/07/02  IND115 / Industrial Packaging Supply               Materials                             527.76
77218            06/07/02  MAS102 / Masonite Corporation                      Materials                           5,106.56
77219            06/07/02  NAT104 / National Casein of New Jersey             Materials                             291.29
77220            06/07/02  NIG100 / Nightingale, Inc.                         Case Goods                            519.76
77221            06/07/02  PAN100 / Panel Man                                 Install                               875.00
77222            06/07/02  PRE111 / Precision Contract Installation I         Install                             3,728.75
77223            06/07/02  TMI101 / T. Michael Installation LLC               Install                               535.00
77224            06/07/02  TRI105 / Trigon                                    Health Insurance                   31,145.04
77225            06/07/02  WEY101 / Weyerhaeuser                              Materials                             915.20
77226            06/07/02  WOL101 / SS&W                                      Case Goods                            149.80
77227            06/07/02  ADV112 / ADVANTIS                                  Rent                                8,209.39
061002GR         06/10/02  GRE121 / Great Openings                            Case Goods                          2,011.36
140263           06/10/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               327.57
140264           06/10/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               254.50
140265           06/10/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               422.95
140266           06/10/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               443.17
140267           06/10/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               344.03
140268           06/10/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               377.84
140269           06/10/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               401.37
140270           06/10/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               398.87
140271           06/10/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               519.23
140272           06/10/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               444.58
140273           06/10/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               469.00
140274           06/10/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               446.37
140275           06/10/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               430.35
140276           06/10/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               443.02
140277           06/10/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               472.28
140278           06/10/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               457.10
140279           06/10/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               437.96
140280           06/10/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               548.56
140281           06/10/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               396.06
140282           06/10/02  PAYROL / Payroll Checks from Operating Acc         Payroll                                73.07
140283           06/10/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               754.22
140284           06/10/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               479.42

CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-1A
CASE  NUMBER: 02-64657                                             02/13/95

CASH DISBURSEMENTS DETAIL                               MONTH: June 2002
(ATTACH ADDITIONAL SHEETS IF NECESSARY)

                           BANK ACCOUNT DISBURSEMENTS

CHECK
NUMBER           DATE      PAYEE                                              PURPOSE                       AMOUNT
------           ----      -----                                              -------                       ------
140285           06/10/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               324.71
140286           06/10/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               455.13
140287           06/10/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               593.30
140288           06/10/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               252.01
140289           06/10/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               345.55
140290           06/10/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               452.30
77228            06/10/02  AND102 / Anderson Hickey                           Case Goods                            666.82
77229            06/10/02  EXA101 / Exact Finish, Inc.                        Materials                           1,128.00
77230            06/10/02  JHM101 / John H. Miller                            Case Goods                            105.00
77230            06/10/02  JHM101 / John H. Miller                            Materials                           5,500.00
77231            06/10/02  MAY105 / Maysteel Corp.                            Case Goods                          2,196.82
77232            06/10/02  NEV101 / International Paper Company (DPD)         Materials                           1,080.00
77233            06/10/02  SUP102 / Superior Furniture                        Case Goods                            919.20
77234            06/10/02  UNI111 / United Chair                              Case Goods                          2,487.68
77235            06/10/02  WOL101 / SS&W                                      Case Goods                             18.00
77236            06/10/02  UNI105 / United Parcel Service                     UPS                                     6.57
10216206299      06/11/02  Wire for Direct Deposit/Taxes                      Payroll                            39,193.63
061102WA         06/11/02  WAT104 / Watkins Motor Lines, Inc.                 Freight                               748.78
77237            06/11/02  BRO113 / Browning-Ferris Industries                Warehouse Expense                   1,600.00
77238            06/11/02  GRE111 / Greif Brothers Corp.                      Materials                             295.63
77239            06/11/02  AVE102 / Averitt Express, Inc.                     Freight                             1,232.58
77240            06/11/02  CIN107 / Cintas Corporation #143                   Warehouse Expense                     597.83
77241            06/11/02  RLC101 / R&L Carriers                              Freight                                75.32
77242            06/11/02  STA112 / Stamptech Inc                             Materials                           4,399.31
061202BR         06/12/02  BRA101 / The Bradley Company                       Materials                             795.00
77243            06/12/02  TFG101 / TFG Installation Services, Inc.           Install                             7,775.00
77244            06/12/02  ABF101 / ABF Freight System, Inc.                  Freight                               482.85
77245            06/12/02  BCW101 / B C Wood Products, Inc.                   Materials                             764.10
77246            06/12/02  TRE103 / Hector Trevino (9)011/528-1834685         Materials                           4,248.50
77248            06/13/02  ATL105 / Atlantic Plywood Corporation              Materials                              32.64
77249            06/13/02  BUR101 / Burch Contract Fabrics                    Materials                              46.50
77250            06/13/02  COL110 / Columbia Propane                          Warehouse Expense                      21.36
77251            06/13/02  GUI101 / Guilford of Maine Textile Reso            Materials                             487.19
77252            06/13/02  HYM101 / Robert E. Hyman, Trustee                  Payroll                               103.85
77253            06/13/02  JHM101 / John H. Miller                            Case Goods                             15.00
77254            06/13/02  MAY105 / Maysteel Corp.                            Case Goods                          3,310.79
77254            06/13/02  MAY105 / Maysteel Corp.                            Materials                           5,333.68
77255            06/13/02  PAU105 / Paulette Fabricators, Inc.                Materials                           1,525.00
77256            06/13/02  UNI111 / United Chair                              Case Goods                            382.72
061402BY         06/14/02  BYR101 / Byrne Electrical Specialists              Materials                           4,406.40
061402GR         06/14/02  GRE121 / Great Openings                            Case Goods                            207.68
061402WA         06/14/02  WAT104 / Watkins Motor Lines, Inc.                 Freight                             1,995.30
140291           06/14/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               169.37
140292           06/14/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               205.08
140293           06/14/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               369.90
140294           06/14/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               379.30
140295           06/14/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               327.75

CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-1A
CASE  NUMBER: 02-64657                                             02/13/95

CASH DISBURSEMENTS DETAIL                               MONTH: June 2002
(ATTACH ADDITIONAL SHEETS IF NECESSARY)

                           BANK ACCOUNT DISBURSEMENTS

CHECK
NUMBER           DATE      PAYEE                                              PURPOSE                       AMOUNT
------           ----      -----                                              -------                       ------
140296           06/14/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               351.23
140297           06/14/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               358.52
140298           06/14/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               447.30
140299           06/14/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               375.76
140300           06/14/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               407.10
140301           06/14/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               397.60
140302           06/14/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               375.10
140303           06/14/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               336.93
140304           06/14/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               411.78
140305           06/14/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               386.91
140306           06/14/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               254.54
140307           06/14/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               466.53
140308           06/14/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               347.37
140309           06/14/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               640.62
140310           06/14/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               394.46
140311           06/14/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               398.57
140312           06/14/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               328.63
140313           06/14/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               511.04
140314           06/14/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               303.62
140315           06/14/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               268.78
140316           06/14/02  AGENCY / Agency                                    Payroll                                73.00
140317           06/14/02  AGENCY / Agency                                    Payroll                                60.00
140318           06/14/02  AGENCY / Agency                                    Payroll                               118.85
140319           06/14/02  AGENCY / Agency                                    Payroll                                55.62
140320           06/14/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               635.79
77247            06/14/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               330.90
77257            06/14/02  BRY101 / John H. Bryson III                        Employee Reimbursements               280.00
77258            06/14/02  DES104 / Desiree's Cleaning Services               Other Professional Services           925.00
77259            06/14/02  HEM101 / Helmsley-Spear Inc., agts                 Rent                                2,275.30
77260            06/14/02  HIG102 / Julie High                                Employee Reimbursements                11.88
77261            06/14/02  IMP103 / Impact Information Services               Other Professional Services            99.00
77262            06/14/02  KEY104 / Chris Key                                 Employee Reimbursements               321.42
77263            06/14/02  MIS101 / Thomas M. Mishoe, Jr.                     Employee Reimbursements                86.44
77264            06/14/02  SMI103 / Jean Smith                                Employee Reimbursements                13.95
77265            06/14/02  STA126 / STATE INSURANCE FUND                      Health Insurance                       35.73
77266            06/14/02  TYL101 / Kathy Tyler                               Employee Reimbursements                44.44
77267            06/14/02  WAS101 / Kerry Washay                              Employee Reimbursements                54.23
77268            06/14/02  WHI101 / Jill White                                Employee Reimbursements                17.03
77269            06/14/02  BUI103 / Built Rite Services                       Install                                65.00
77270            06/14/02  PRE111 / Precision Contract Installation I         Install                               600.00
77271            06/14/02  SHE102 / Sherwin Williams Co.                      Materials                             970.50
77272            06/14/02  TMI101 / T. Michael Installation LLC               Install                             2,060.00
77273            06/14/02  SWI101 / Rhonda Swingle                            Employee Reimbursements                16.19
061702UN         06/17/02  UNI102 / Unisource  - Atlanta                      Warehouse Expense                   1,399.68
061702WA         06/17/02  WAT104 / Watkins Motor Lines, Inc.                 Freight                               502.36
77274            06/17/02  BYR101 / Byrne Electrical Specialists              Materials                             760.00
77275            06/17/02  GUI101 / Guilford of Maine Textile Reso            Materials                             291.90

CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-1A
CASE  NUMBER: 02-64657                                             02/13/95

CASH DISBURSEMENTS DETAIL                               MONTH: June 2002
(ATTACH ADDITIONAL SHEETS IF NECESSARY)

                           BANK ACCOUNT DISBURSEMENTS

CHECK
NUMBER           DATE      PAYEE                                              PURPOSE                       AMOUNT
------           ----      -----                                              -------                       ------
77276            06/17/02  JHM101 / John H. Miller                            Case Goods                             12.50
77277            06/17/02  MAY105 / Maysteel Corp.                            Case Goods                          1,755.44
77278            06/17/02  NEV101 / International Paper Company (DPD)         Materials                             379.42
77279            06/17/02  PAN100 / Panel Man                                 Install                             4,500.00
77280            06/17/02  PIE101 / Piedmont Plastics, Inc.                   Materials                             780.00
77282            06/17/02  ATL105 / Atlantic Plywood Corporation              Materials                              32.64
77283            06/17/02  CHI110 / Derrick Chisholm                          Warehouse Expense                     260.47
77284            06/17/02  LOG101 / Logistics Transportation Co Inc           Freight                             2,125.00
061802GE         06/18/02  GEO107 / Georgia Pacific                           Materials                           1,270.73
061802WA         06/18/02  WAT104 / Watkins Motor Lines, Inc.                 Freight                               445.43
77285            06/18/02  CIN107 / Cintas Corporation #143                   Warehouse Expense                     252.44
77286            06/18/02  COM114 / Commonwealth Technical Services I         Network/Internet Provider           2,670.00
77287            06/18/02  CSI102 / CS Interiors                              Vendor Commission                   1,979.84
77288            06/18/02  KEN108 / Kent H. Landsberg Co.                     Warehouse Expense                     405.00
77289            06/18/02  KIM101 / Kimball Office Furniture Group In         Case Goods                             29.00
77290            06/18/02  MAR102 / Maryland Sales and Use Tax                Sales & Use Taxes & Other             239.03
77291            06/18/02  MAY105 / Maysteel Corp.                            Case Goods                             99.03
77292            06/18/02  MIC100 / Michigan Department of Treasury           Sales & Use Taxes & Other             162.79
77293            06/18/02  NAT104 / National Casein of New Jersey             Materials                             291.29
77294            06/18/02  NEW113 / New Jersey Sales & Use Tax Dept           Sales & Use Taxes & Other           1,247.53
77295            06/18/02  NOR117 / North Carolina Department of Reve         Sales & Use Taxes & Other           1,922.28
77296            06/18/02  OHI101 / Ohio Treasurer of State                   Sales & Use Taxes & Other              50.72
77297            06/18/02  STA112 / Stamptech Inc                             Materials                             337.00
77298            06/18/02  UNI103 / Unisource  - Troy                         Materials                             478.08
77299            06/18/02  WEY101 / Weyerhaeuser                              Materials                             915.20
77300            06/18/02  GUI101 / Guilford of Maine Textile Reso            Materials                             963.02
Wire             06/18/02  Payroll Wire                                       Payroll                            39,940.81
77301            06/19/02  COV103 / Coverall of Washington D.C. Inc.          Other Professional Services           286.00
77302            06/19/02  ARC102 / Arcet Equipment Company                   Warehouse Expense                     223.54
77303            06/19/02  DOX101 / DoxaSteel                                 Case Goods                            554.04
77304            06/19/02  GUI101 / Guilford of Maine Textile Reso            Materials                             640.16
77305            06/19/02  ILL101 / Illinois Dept. of Revenue                 Sales & Use Taxes & Other           1,050.30
77306            06/19/02  IND115 / Industrial Packaging Supply               Materials                              50.00
77307            06/19/02  KIM101 / Kimball Office Furniture Group In         Case Goods                             65.00
77308            06/19/02  MAY105 / Maysteel Corp.                            Case Goods                            158.24
77309            06/19/02  MIC117 / Michigan Extruded Aluminum                Materials                           2,490.96
77310            06/19/02  NEW109 / New York State Department of              Sales & Use Taxes & Other           2,776.63
77311            06/19/02  PEN102 / Pennsylvania Department of Revenu         Sales & Use Taxes & Other             211.14
77312            06/19/02  STA112 / Stamptech Inc                             Materials                           2,250.00
77313            06/19/02  UNI111 / United Chair                              Case Goods                            567.45
77314            06/19/02  VIR101 / Virginia Department of Taxation           Sales & Use Taxes & Other           3,971.71
77315            06/19/02  WHI101 / Jill White                                Employee Reimbursements                80.00
062002WA         06/20/02  WAT104 / Watkins Motor Lines, Inc.                 Freight                             2,016.61
77316            06/20/02  EXA101 / Exact Finish, Inc.                        Materials                           2,376.00
77317            06/20/02  JHM101 / John H. Miller                            Materials                           2,200.00
77318            06/20/02  MAY105 / Maysteel Corp.                            Materials                             355.60
77319            06/20/02  UNI103 / Unisource  - Troy                         Materials                             652.40

CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-1A
CASE  NUMBER: 02-64657                                             02/13/95

CASH DISBURSEMENTS DETAIL                               MONTH: June 2002
(ATTACH ADDITIONAL SHEETS IF NECESSARY)

                           BANK ACCOUNT DISBURSEMENTS

CHECK
NUMBER           DATE      PAYEE                                              PURPOSE                       AMOUNT
------           ----      -----                                              -------                       ------
77320            06/20/02  UNI111 / United Chair                              Case Goods                            382.72
77321            06/20/02  UNI105 / United Parcel Service                     UPS                                 1,087.58
062102WA         06/21/02  WAT104 / Watkins Motor Lines, Inc.                 Freight                               111.62
140321           06/21/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               208.56
140322           06/21/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               323.80
140323           06/21/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               382.89
140324           06/21/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               379.30
140325           06/21/02  PAYROL / Payroll Checks from Operating Acc         Payroll                                43.05
140326           06/21/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               351.23
140327           06/21/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               462.94
140328           06/21/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               570.33
140329           06/21/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               375.76
140330           06/21/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               407.10
140331           06/21/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               397.60
140332           06/21/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               392.96
140333           06/21/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               370.96
140334           06/21/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               411.78
140335           06/21/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               386.91
140336           06/21/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               276.73
140337           06/21/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               508.75
140338           06/21/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               347.37
140339           06/21/02  PAYROL / Payroll Checks from Operating Acc         Payroll                                94.29
140340           06/21/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               640.62
140341           06/21/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               394.46
140342           06/21/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               398.57
140343           06/21/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               328.63
140344           06/21/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               511.04
140345           06/21/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               303.62
140346           06/21/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               244.07
140347           06/21/02  AGENCY / Agency                                    Payroll                               311.54
140348           06/21/02  AGENCY / Agency                                    Payroll                                73.00
140349           06/21/02  AGENCY / Agency                                    Payroll                                60.00
140350           06/21/02  AGENCY / Agency                                    Payroll                                55.62
140351           06/21/02  AGENCY / Agency                                    Payroll                               130.56
77322            06/21/02  APP102 / Atlantic Extrusions Corporation           Materials                           3,206.34
77323            06/21/02  AVE102 / Averitt Express, Inc.                     Freight                             1,380.65
77324            06/21/02  BUS115 / B.F.S.G.                                  Install                               240.00
77325            06/21/02  DMV101 / DMV                                       Sales & Use Taxes & Other              28.50
77328            06/21/02  PAN100 / Panel Man                                 Install                             2,335.00
77329            06/21/02  PRE111 / Precision Contract Installation I         Install                             3,104.50
77330            06/21/02  RIC126 / City of Richmond, Va.                     Sales & Use Taxes & Other              18.60
77331            06/21/02  SHE102 / Sherwin Williams Co.                      Materials                             250.20
77332            06/21/02  THR101 / 3-R Installation                          Install                             5,480.00
77333            06/21/02  WAS101 / Kerry Washay                              Employee Reimbursements                86.50
77337            06/21/02  MIS101 / Thomas M. Mishoe, Jr.                     Employee Reimbursements                76.62
062402DO         06/24/02  DOM103 / Dominion Virginia Power                   Utilities                           8,235.96
062402WA         06/24/02  WAT104 / Watkins Motor Lines, Inc.                 Freight                               764.30

CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-1A
CASE  NUMBER: 02-64657                                             02/13/95

CASH DISBURSEMENTS DETAIL                               MONTH: June 2002
(ATTACH ADDITIONAL SHEETS IF NECESSARY)

                           BANK ACCOUNT DISBURSEMENTS

CHECK
NUMBER           DATE      PAYEE                                              PURPOSE                       AMOUNT
------           ----      -----                                              -------                       ------
77338            06/24/02  BUI103 / Built Rite Services                       Install                               300.00
77339            06/24/02  GUI101 / Guilford of Maine Textile Reso            Materials                             941.60
77340            06/24/02  RUT101 / Rutherford Janitor Supply                 Warehouse Expense                      99.90
77341            06/24/02  UNI105 / United Parcel Service                     UPS                                    18.89
77342            06/24/02  YEL101 / Yellow Freight Systems, Inc.              Freight                               404.59
77343            06/24/02  AVE102 / Averitt Express, Inc.                     Freight                                47.45
77344            06/24/02  UNI105 / United Parcel Service                     UPS                                    45.50
062502GU         06/25/02  GUI101 / Guilford of Maine Textile Reso            Materials                             572.50
062502UN         06/25/02  UNI102 / Unisource  - Atlanta                      Warehouse Expense                     519.42
062502WA         06/25/02  WAT104 / Watkins Motor Lines, Inc.                 Freight                               180.90
77345            06/25/02  CIN107 / Cintas Corporation #143                   Warehouse Expense                     345.39
77346            06/25/02  LOG101 / Logistics Transportation Co Inc           Freight                               425.00
77347            06/25/02  SHE102 / Sherwin Williams Co.                      Materials                             299.00
77348            06/25/02  STA112 / Stamptech Inc                             Materials                           1,580.80
77349            06/25/02  UNI111 / United Chair                              Case Goods                            463.14
77350            06/25/02  YEL101 / Yellow Freight Systems, Inc.              Freight                               104.55
77351            06/25/02  UNI105 / United Parcel Service                     UPS                                    18.14
77352            06/25/02  ADO101 / Adonna Atlanta, Inc.                      Other Professional Services           140.00
77353            06/25/02  ADT101 / ADT Security Services                     Other Professional Services           310.62
77354            06/25/02  BRO113 / Browning-Ferris Industries                Other Professional Services           389.13
77355            06/25/02  CHE105 / Chesterfield Coffee & Tea                 Other Professional Services           132.94
77356            06/25/02  COL111 / Columbia Propane - DC                     Other Professional Services            12.86
77357            06/25/02  DAN106 / Danka                                     Other Professional Services           274.87
77358            06/25/02  FOR102 / Ford Credit                               Vehicles                              619.70
77359            06/25/02  JAN102 / Jani-King of Raleigh/Durham               Other Professional Services           195.00
77360            06/25/02  LIN102 / Liberty Property Limited Partners         Rent                               32,915.31
77361            06/25/02  MER105 / Mercedes-Benz Credit Corporation          Vehicles                              806.65
77362            06/25/02  VER108 / Verizon                                   Telephone                             831.15
77363            06/25/02  VIR101 / Virginia Department of Taxation           Sales & Use Taxes & Other           6,756.35
77364            06/25/02  VOL102 / Volvo Commercial Finance/Citibank         Vehicles                            3,102.65
77365            06/25/02  XPE101 / Xpect First Aid                           Other Professional Services            53.43
Wire             06/25/02  Wire for Payroll                                   Payroll                            36,970.28
062602GR         06/26/02  GRE121 / Great Openings                            Case Goods                            479.36
062602MA         06/26/02  MAY105 / Maysteel Corp.                            Case Goods                            201.85
062602MA         06/26/02  MAY105 / Maysteel Corp.                            Materials                           9,663.12
062602TR         06/26/02  TRE103 / Hector Trevino (9)011/528-1834685         Materials                           4,760.00
77366            06/26/02  AVE102 / Averitt Express, Inc.                     Freight                                53.92
77367            06/26/02  CDS101 / CDS Supply Co., Inc.                      Warehouse Expense                     105.02
77368            06/26/02  COL110 / Columbia Propane                          Warehouse Expense                      69.16
77369            06/26/02  EST101 / Estes Express Lines                       Freight                               115.48
77370            06/26/02  SAL102 / Sales Systems, Ltd.                       Materials                           1,026.00
77371            06/26/02  AVE102 / Averitt Express, Inc.                     Freight                               335.36
77372            06/26/02  UNI105 / United Parcel Service                     UPS                                    57.64
Wire B           06/26/02  Wire for 401(k)                                    401(k) - EE Contribution            9,595.27
062702GU         06/27/02  GUI101 / Guilford of Maine Textile Reso            Materials                           2,162.25
062702MA         06/27/02  MAY105 / Maysteel Corp.                            Case Goods                            306.30
77374            06/27/02  ACC105 / AccuTech Fabrication, Inc.                Materials                           4,776.00

CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-1A
CASE  NUMBER: 02-64657                                             02/13/95

CASH DISBURSEMENTS DETAIL                               MONTH: June 2002
(ATTACH ADDITIONAL SHEETS IF NECESSARY)

                           BANK ACCOUNT DISBURSEMENTS

CHECK
NUMBER           DATE      PAYEE                                              PURPOSE                       AMOUNT
------           ----      -----                                              -------                       ------
77375            06/27/02  MER105 / Mercedes-Benz Credit Corporation          Vehicles                               40.33
77376            06/27/02  OFS101 / OFS                                       Case Goods                             65.00
77377            06/27/02  USF102 / USF Red Star, Inc.                        Freight                               329.67
77378            06/27/02  YEL101 / Yellow Freight Systems, Inc.              Freight                               303.82
77379            06/27/02  UNI105 / United Parcel Service                     UPS                                    18.89
062802IN         06/28/02  NEV101 / International Paper Company (DPD)         Materials                              23.68
062802MA         06/28/02  MAY105 / Maysteel Corp.                            Case Goods                          5,344.11
140352           06/28/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               184.00
140353           06/28/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               463.79
140354           06/28/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               284.48
140355           06/28/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               383.27
140356           06/28/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               379.30
140357           06/28/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               351.23
140358           06/28/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               308.81
140359           06/28/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               427.31
140360           06/28/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               375.76
140361           06/28/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               407.10
140362           06/28/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               397.60
140363           06/28/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               381.96
140364           06/28/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               370.96
140365           06/28/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               411.78
140366           06/28/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               386.91
140367           06/28/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               231.59
140368           06/28/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               466.53
140369           06/28/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               347.37
140370           06/28/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               230.00
140371           06/28/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               640.62
140372           06/28/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               394.46
140373           06/28/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               370.25
140374           06/28/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               344.96
140375           06/28/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               511.04
140376           06/28/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               138.52
140377           06/28/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               303.62
140378           06/28/02  PAYROL / Payroll Checks from Operating Acc         Payroll                               181.53
140379           06/28/02  AGENCY / Agency                                    Payroll                               207.69
140380           06/28/02  AGENCY / Agency                                    Payroll                                73.00
140381           06/28/02  AGENCY / Agency                                    Payroll                                60.00
140382           06/28/02  AGENCY / Agency                                    Payroll                                55.62
140383           06/28/02  AGENCY / Agency                                    Payroll                               106.73
77380            06/28/02  ADV108 / Advanced Furniture Services, Inc.         Install                               150.00
77381            06/28/02  DIX101 / Debra Dixon                               Employee Reimbursements                14.30
77382            06/28/02  GIB106 / Gibraltar, Inc.                           Materials                           2,428.50
77383            06/28/02  HIG102 / Julie High                                Employee Reimbursements                40.69
77384            06/28/02  HUM101 / Humanscale                                Case Goods                            787.50
77385            06/28/02  KEY104 / Chris Key                                 Employee Reimbursements               210.83
77386            06/28/02  LOG101 / Logistics Transportation Co Inc           Freight                             1,625.00
77387            06/28/02  LOV102 / Ken Love                                  Maintenance                             5.33

CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-1A
CASE  NUMBER: 02-64657                                                  02/13/95

CASH DISBURSEMENTS DETAIL                               MONTH: June 2002
(ATTACH ADDITIONAL SHEETS IF NECESSARY)

                           BANK ACCOUNT DISBURSEMENTS

CHECK
NUMBER           DATE      PAYEE                                              PURPOSE                       AMOUNT
------           ----      -----                                              -------                       ------
77388            06/28/02  MCG101 / Heidi McGill                              Employee Reimbursements                99.76
77389            06/28/02  PAN100 / Panel Man                                 Install                             4,292.00
77390            06/28/02  PRE111 / Precision Contract Installation I         Install                             4,914.00
77391            06/28/02  SMI103 / Jean Smith                                Employee Reimbursements                23.25
77392            06/28/02  TMI101 / T. Michael Installation LLC               Install                             1,315.00
77393            06/28/02  UNI111 / United Chair                              Case Goods                              6.63
77394            06/28/02  AVE102 / Averitt Express, Inc.                     Freight                               415.59
77395            06/28/02  UNI105 / United Parcel Service                     UPS                                    18.40
N/A                        ACH Sweep for credit card and bank processing fees                                     2,415.00
N/A                        Sweep of interest expense on line of credit by Wachovia Bank                          14,801.00

                           Total                                                                                561,549.80


CASE NAME: Open Plan Systems                                       CASH BASIS-2
CASE NUMBER: 02-64657                                              02/13/95


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                     MONTH:         30-Jun-02
                                                                ----------------
BANK RECONCILIATIONS

                                                     Account #1          Account #2           Account #3
                                                     ----------          ----------           ----------


A.          BANK:                                    Wachovia            Suntrust             Fleet
B.          ACCOUNT  NUMBER:                         [REDACT]            [REDACT]             [REDACT]        TOTAL
C.          PURPOSE  (TYPE):                         Checking (DIP)      Checking             Lockbox

1.     BALANCE  PER  BANK  STATEMENT                 348,851             5,917                2,394             357,162
2.     ADD:  TOTAL  DEPOSITS  NOT  CREDITED                0                 0                    0                   0
3.     SUBTRACT:  OUTSTANDING  CHECKS               (100,306)             (777)                   0            (101,083)
4.     OTHER  RECONCILING  ITEMS                        (186)             (268)                   0                (454)
5.     MONTH  END  BALANCE  PER  BOOKS               248,359             4,872                2,394             255,625
6.     NUMBER  OF  LAST  CHECK  WRITTEN               77,395             1,318                 N/A

         Note: Payroll service (CBIZ) prints payroll checks drawn on DIP account, but uses different check # series. Number of last payroll check written: 140383.

INVESTMENT ACCOUNTS

                                                     DATE OF             TYPE OF              PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                          PURCHASE            INSTRUMENT           PRICE             VALUE
---------------------------                          --------            ----------           -----             -----
7.     NONE                                                                                                         0
8.
9.
10.
11.    TOTAL  INVESTMENTS                                                                                           0

CASH

12.    CURRENCY ON HAND                                                                                            33

13.    TOTAL  CASH  -  END  OF MONTH                                                                          255,658

[Bank account numbers have been redacted in this Form 8-K filing for security purposes.]

CASE  NAME: Open Plan Systems, Inc.                                 CASH BASIS-3
CASE  NUMBER: 02-64657                                              02/13/95

ASSETS  OF  THE  ESTATE

     SCHEDULE  "A"                              SCHEDULE        MONTH            MONTH           MONTH
     REAL PROPERTY                              AMOUNT *        5/31/2002        6/30/2002
     -------------                              --------        ---------        ---------       -----

1.   None                                              0               0                0
2.
3.
4.   OTHER  (ATTACH  LIST)
5.   TOTAL  REAL  PROPERTY  ASSETS                     0               0                0
     SCHEDULE  "B"
     PERSONAL  PROPERTY
1.   CASH  ON  HAND                                   33              33               33
2.   CHECKING,  SAVINGS,  ETC.                   369,000         353,608          255,625
3.   SECURITY  DEPOSITS                          100,148         100,148          100,148
4.   HOUSEHOLD  GOODS                               None            None             None
5.   BOOKS,  PICTURES,  ART                         None            None             None
6.   WEARING  APPAREL                               None            None             None
7.   FURS  AND  JEWELRY                             None            None             None
8.   FIREARMS  &  SPORTS  EQUIPMENT                 None            None             None
9.   INSURANCE  POLICIES                            None            None             None
10.  ANNUITIES                                      None            None             None
11.  RETIREMENT  &  PROFIT  SHARING                 None            None             None
12.  STOCKS                                         None            None             None
13.  PARTNERSHIPS  &  JOINT  VENTURES            Unknown         Unknown          Unknown
14.  GOVERNMENT  &  CORPORATE  BONDS                None            None             None
15.  ACCOUNTS  RECEIVABLE                      1,488,757       1,173,000        1,387,000
16.  ALIMONY                                        None            None             None
17.  OTHER  LIQUIDATED  DEBTS                    Unknown         Unknown          Unknown
18.  EQUITABLE  INTERESTS                           None            None             None
19.  CONTINGENT  INTERESTS                          None            None             None
20.  OTHER  CLAIMS                                53,512          53,512           53,512
21.  PATENTS  &  COPYRIGHTS                      Unknown         Unknown          Unknown
22.  LICENSES  &  FRANCHISES                     Unknown         Unknown          Unknown
23.  AUTOS,  TRUCKS  &  OTHER  VEHICLES           50,000          50,000           50,000         See Note 1
24.  BOATS  &  MOTORS                               None            None             None
25.  AIRCRAFT                                       None            None             None
26.  OFFICE  EQUIPMENT                            20,000          20,000           20,000         See Note 1
27.  MACHINERY,  FIXTURES  &  EQUIPMENT          130,000         130,000          130,000         See Note 1
28.  INVENTORY                                   768,000         750,000          750,000         See Note 2
29.  ANIMALS                                        None            None             None
30.  CROPS                                          None            None             None
31.  FARMING  EQUIPMENT                             None            None             None
32.  FARM  SUPPLIES                                 None            None             None
33.  OTHER  (ATTACH  LIST)                          None            None             None
34.  TOTAL  PERSONAL  PROPERTY  ASSETS         2,979,449       2,630,300        2,746,317
35.  TOTAL  ASSETS                             2,979,449       2,630,300        2,746,317
     *  DATE  AMENDED _______________________

Note 1 - Values are not book values; they are estimated market values if sold in an orderly liquidation.
Note 2 - Values are not book values, they are estimated market values if sold in an orderly liquidation process in a responsive market. (Book value approx. $2.0 million at 5/31/02 and $1.9 million at 6/30/02.)

CASE  NAME: Open Plan Systems, Inc.                                 CASH BASIS-4
CASE  NUMBER: 02-64657                                              02/13/95

LIABILITIES  OF  THE  ESTATE                               MONTH: June 2002


       PREPETITION                                 SCHEDULE
       LIABILITIES                                 AMOUNT             PAYMENTS
       -----------                                 ------             --------

1.     SECURED(includes both principal & interest) 3,380,618          19,330
2.     PRIORITY                                    Unknown            Unknown
3.     UNSECURED                                   1,285,574          None
4.     OTHER  (ATTACH  LIST)
5.     TOTAL  PREPETITION  LIABILITIES             4,666,192          19,330


       POSTPETITION                                DATE               AMOUNT          DUE             AMOUNT
       LIABILITIES                                 INCURRED           OWED            DATE            PAST DUE
       -----------                                 --------           ----            ----            --------

1.     FEDERAL  INCOME  TAXES
2.     FICA / MEDICARE
3.     STATE  TAXES
4.     REAL  ESTATE  TAXES
5.     OTHER  TAXES (ATTACH LIST)
6.     TOTAL  TAXES                                                           0
OTHER POSTPETITION LIABILITIES, INCLUDING TRADE CREDITORS (LIST NAMES OF CREDITORS)
7.     SEE ATTACHED                                                   44,456.10                       31,389.66
8.
9.
10.
11.
12.
13.
14.
15.
16.
17.
18.
19.
20.
21.
22.
23.
24.
25.
26.
27.
28.
29.    (IF ADDITIONAL, ATTACH LIST)
30.    TOTAL OF LINES  7 - 29                                         44,456.10                       31,389.66
31.    TOTAL POSTPETITION LIABILITIES                                 44,456.10                       31,389.66



CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-4
CASE  NUMBER: 02-64657                                             02/13/95

LIABILITIES  OF  THE  ESTATE                                    MONTH: June 2002

     POSTPETITION                                        DATE                AMOUNT          DUE       AMOUNT
     LIABILITIES                                         INCURRED            OWED            DATE      PAST-DUE
     -----------                                         --------            ----            ----      --------
OTHER POSTPETITION LIABILITIES, INCLUDING TRADE CREDITORS (LIST NAMES OF CREDITORS)
     Averitt Express                                     6/13/2002           203.73          6/28/2002     203.73
     Averitt Express                                     6/13/2002           228.69          6/28/2002     228.69
     Averitt Express                                     6/13/2002           124.82          6/28/2002     124.82
     Averitt Express                                     6/13/2002            47.45          6/28/2002      47.45
     Baker Office Interiors                              6/24/2002           250.00          6/24/2002     250.00
     Bell South                                          6/5/2002            264.75          6/5/2002      264.75
     Bell South                                          6/16/2002            42.08          6/16/2002      42.08
     Bell South                                          6/13/2002            17.08          6/13/2002      17.08
     The Bloom Organization                              6/1/2002          2,691.00          6/1/2002    2,691.00
     Cavalier Telephone                                  6/4/2002          3,615.41          6/4/2002    3,615.41
     Citicorp Vendor Finance                             6/6/2002          3,594.85          7/6/2002
     Citicapital Trailer Rental                          6/1/2002            520.00          6/30/2002     520.00
     Columbia Propane                                    6/24/2002            30.08          7/24/2002
     Columbia Propane                                    6/17/2002            84.56          7/17/2002
     Columbia Propane                                    6/20/2002            31.24          7/20/2002
     Connecticut Secretary of State                      6/20/2002           300.00          6/20/2002     300.00
     Corporate Woods Associates                          6/1/2002          2,087.00          6/1/2002    2,087.00
     CP&L (Service from 5/22/02-6/21/02)                 6/24/2002           235.28          6/24/2002     235.28
     Dominion Virginia Power                             6/17/2002         2,890.60          6/17/2002   2,890.60
     Ford Credit                                         6/3/2002            569.07          6/3/2002      569.07
     Georgia Power (Service from 5/1/02-6/3/02)          6/3/2002            300.04          6/3/2002      300.04
     Georgia Natural Gas (Service from 5/11/02-6/10/02)  6/19/2002           123.11          6/19/2002     123.11
     GMAC                                                6/1/2002            383.84          6/1/2002      383.84
     GMAC                                                6/7/2002            391.70          6/7/2002      391.70
     GMAC                                                6/20/2002           399.96          6/20/2002     399.96
     GMAC                                                6/6/2002            369.07          6/6/2002      369.07
     GMAC                                                6/7/2002            399.57          6/7/2002      399.57
     GMAC                                                6/20/2002           433.22          6/20/2002     433.22
     GMAC                                                6/3/2002            509.52          6/3/2002      509.52
     GMAC                                                6/3/2002            370.54          6/3/2002      370.54
     GMAC (Property Tax on leased car)                   6/13/2002           308.75          6/13/2002     308.75
     Guardian                                            6/5/2002          2,894.90          6/5/2002    2,894.90
     Guilford of Maine                                   6/11/2002            63.07          7/11/2002
     Guilford of Maine                                   6/17/2002            47.26          7/17/2002
     Guilford of Maine                                   6/20/2002           487.19          7/20/2002
     Guilford of Maine                                   6/19/2002           592.90          7/19/2002
     Haynes Management Inc.                              6/1/2002          1,470.00          6/1/2002    1,470.00
     John H. Miller                                      6/24/2002         2,200.00          7/24/2002
     John H. Miller                                      6/24/2002            96.86          7/24/2002
     Keyspan Energy Delivery (Service from 5/7/02-6/6/02)6/7/2002             49.10          6/7/2002       49.10
     Kwik Kopy                                           6/5/2002            177.58          7/5/2002
     Liberty Property Limited Partnership                6/1/2002            792.69          6/1/2002      792.69
     Logistics Transportation Co. Inc.                   6/1/2002          1,025.00          6/8/2002    1,025.00
     MAC Associates                                      6/1/2002          2,943.75          6/1/2002    2,943.75
     Maysteel Corp.                                      6/14/2002           219.42          7/14/2002
     Maysteel Corp.                                      6/19/2002           122.99          7/19/2002
     The Mobile Storage Group Inc.                       6/17/2002           499.20          7/17/2002
     International Paper Company                         6/11/2002            60.00          7/11/2002
     Peachtree NE Partners, LLC                          6/1/2002          3,422.67          6/1/2002    3,422.67
     Piedmont Plastics, Inc.                             6/21/2002           780.00          7/21/2002
     Pitney Bowes, Inc.                                  6/19/2002         1,422.30          7/19/2002
     PSE&G                                               6/19/2002            23.49          6/19/2002      23.49
     R&L Carriers                                        6/12/2002           227.33          6/19/2002     227.33
     RUS of Richmond                                     6/4/2002             81.19          7/4/2002
     RUS of Richmond                                     6/18/2002            90.29          7/18/2002
     RUS of Richmond                                     6/25/2002            81.19          7/25/2002
     Sieman's Information & Communication                6/12/2002         2,169.52          7/12/2002
     Sure Set Saw Inc.                                   6/3/2002             99.75          7/3/2002
     United Chair                                        6/6/2002             35.00          7/6/2002
     Washington Gas                                      6/11/2002            40.67          6/11/2002      40.67
     Yellow Freight Systems, Inc.                        6/3/2002            174.60          6/18/2002     174.60
     Yellow Freight Systems, Inc.                        6/10/2002            85.28          6/25/2002      85.28
     Yellow Freight Systems, Inc.                        6/10/2002            81.95          6/25/2002      81.95
     Yellow Freight Systems, Inc.                        6/10/2002            81.95          6/25/2002      81.95

     TOTAL                                                                44,456.10                     31,389.66


CASE  NAME: Open Plan Systems, Inc.                                CASH BASIS-5
CASE  NUMBER: 02-64657                                             02/13/95

                                                        MONTH:  June 2002

PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                INSIDERS
                                TYPE  OF                 AMOUNT       TOTAL PAID
              NAME              PAYMENT                  PAID         TO DATE
              ----              -------                  ----         -------

1.   Thomas M. Mishoe, Jr.      Gross pay                14,135          14,135
                                EE exp rpt reimbursement    163             163
2.   John H. Bryson, III        Gross pay                 6,663           6,663
                                EE exp rpt reimbursement    280             280
3.   Kathryn L. Tyler           Gross pay                 7,673           7,673
                                EE exp rpt reimbursement     44              44
4.
5.
6.   TOTAL  PAYMENTS
     TO  INSIDERS                                        28,959          28,959


                                 PROFESSIONALS

                               DATE OF COURT                                                                       TOTAL
                               ORDER AUTHORIZING                AMOUNT           AMOUNT           TOTAL PAID       INCURRED
                   NAME        PAYMENT                          APPROVED         PAID             TO DATE          & UNPAID *
                   ----        -------                          --------         ----             -------          ----------
1.   No payments made to professionals during June.  All professionals were provided with retainers pre-petition.    Unknown
2.
3.
4.
5.
6.   TOTAL  PAYMENTS
     TO  PROFESSIONALS                                                                                               Unknown

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED


POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

                                SCHEDULED        AMOUNTS
                                MONTHLY          PAID             TOTAL
                                PAYMENTS         DURING           UNPAID
NAME OF CREDITOR                DUE              MONTH            POSTPETITION
----------------                ---              -----            ------------

1.   See attached
2.
3.
4.
5.
6.   TOTAL                      85,203.52        62,730.00        22,473.52

CASE  NAME: Open Plan Systems, Inc.                                 CASH BASIS-5
CASE  NUMBER: 02-64657                                                  02/13/95

                                                         MONTH: June 2002


                                                       SCHEDULED                 AMOUNTS
                                                       MONTHLY                   PAID           TOTAL
                                                       PAYMENTS                  DURING         UNPAID
NAME OF CREDITOR                                       DUE                       MONTH          POSTPETITION
----------------                                       ---                       -----          ------------
1.   Ford Credit                                       619.70                  619.70                0.00
2.   Ford Credit                                       569.07                    0.00              569.07
3.   GMAC                                              370.54                    0.00              370.54
4.   GMAC                                              509.52                    0.00              509.52
5.   Mercedes Benz Credit Corporation                  806.65                  806.65                0.00
6.   Volvo Commercial Finance                        1,276.34                1,276.34                0.00
7.   Volvo Commercial Finance                        1,826.31                1,826.31                0.00
8.   Wachovia Bank, NA (int.only on line of credit) 14,801.00               14,801.00                0.00
9.   Citicorp Vendor Finance                         3,594.85                    0.00            3,594.85
10.  Corporate Woods Associates, LLC                 2,087.00                    0.00            2,087.00
11.  GMAC                                              383.84                    0.00              383.84
12.  GMAC                                              391.70                    0.00              391.70
13.  GMAC                                              399.96                    0.00              399.96
14.  GMAC                                              385.86                    0.00              385.86
15.  GMAC                                              369.07                    0.00              369.07
16.  GMAC                                              399.57                    0.00              399.57
17.  GMAC                                              381.40                    0.00              381.40
18.  GMAC                                              433.22                    0.00              433.22
19.  MAC Associates                                  2,943.75                    0.00            2,943.75
20.  Haynes Management Inc                           1,470.00                    0.00            1,470.00
21.  Helmsley-Spear, Inc.                            2,275.30                2,275.30                0.00
22.  Hyster Credit Company                             341.72                    0.00              341.72
23.  Hyster Credit Company                             536.09                    0.00              536.09
24.  Liberty Property Trust                         33,708.00               32,915.31              792.69
25.  Peachtree NE Partners, LLC                      3,422.67                    0.00            3,422.67
26.  The Bloom Organization                          2,691.00                    0.00            2,691.00
27.  Advantis                                        8,209.39                8,209.39                0.00
     TOTAL                                           85,203.52              62,730.00           22,473.52


CASE  NAME: Open Plan Systems, Inc.                                 CASH BASIS-6
CASE  NUMBER: 02-64657                                              02/13/95

                                                         MONTH:       Jun-02

QUESTIONNAIRE

                                                                                      YES      NO
                                                                                      ---      --
1.   HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE
     THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?                                X
2.   HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT
     OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                                   X
3.   ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE  FROM RELATED PARTIES?                                                          X
4.   HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES
     THIS REPORTING PERIOD?                                                             X
5.   HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                                                     X
6.   ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                         X
7.   ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES
     PAST  DUE?                                                                                 X
8.   ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                    X
9.   ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                             X
10.  ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS
     DELINQUENT?                                                                        X
11.  HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE
     REPORTING PERIOD?                                                                          X
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                            X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
See Attached


INSURANCE

                                                                                      YES      NO
                                                                                      ---      --
1.   ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                                          X
2.   ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                       X
3.   PLEASE  ITEMIZE  POLICIES  BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

     The Company's insurance policies (general liability, auto, unbrella, workman's compensation, property) have been paid in full through their expiration date of 8/1/02. The Company has received notice from the carrier of its intent not to renew. Coverage beginning 8/1/02 has not yet been obtained.

                                    INSTALLMENT  PAYMENTS
    TYPE  OF                                                      PAYMENT AMOUNT
    POLICY               CARRIER            PERIOD COVERED        & FREQUENCY

      --                   --                     --                     --

CASE  NAME: Open Plan Systems, Inc.                                 CASH BASIS-6
CASE  NUMBER: 02-64657                                              02/13/95

                                                     MONTH:        Jun-02

QUESTIONNAIRE

2. Open Plan Systems maintains two other accounts in addition to the DIP account used at Wachovia. Payments to creditors and payroll is paid from the DIP account at Wachovia. The other two accounts (Suntrust and Fleet) receive funds from customers and these funds are then transferred periodically to the DIP account at Wachovia.

4. Some of the June scheduled payments on secured loans entered into prior to the petition date were paid during June (See Schedule Cash Basis-4). In addition, the Company paid interest only to Wachovia Bank on its prepetition line of credit.

10. The Company does have past due balances with post petition creditors as of June 30, 2002 of approximately $31,000. See Schedule Cash Basis-4 for a detailed listing.